EXHIBIT 32.1 & 32.2

Certification Pursuant To

Section 906 of Sarbanes-Oxley Act of 2002

I, Huibin Su, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.

The Quarterly report on Form 10-Q of the Company for the fiscal quarter ended December 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2018	By:	/s/ Huibin Su
Chief Executive Officer, Chief Financial Officer,
Principal Accounting Manager and Director (Principal Executive Officer and Financial Officer)

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.